Exhibit 99

GENERAL ELECTRIC COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On September 16, 2019, General Electric Company (the “Company” or “GE”) completed sales of a portion of its interest in Baker Hughes, a GE company ("BHGE") for a total of approximately $3.0 billion in net cash proceeds to GE. These BHGE sale transactions reduced GE’s ownership interest in BHGE from 50.2% to 36.8%, resulting in GE no longer controlling BHGE. As a consequence of GE no longer controlling BHGE, our Oil & Gas segment's historical results will be reported in GE's consolidated financial statements as discontinued operations beginning in the third quarter of 2019. GE has elected to prospectively measure its remaining investment in BHGE at fair value. This investment and the related earnings impact from subsequent changes in fair value in the investment will be recognized in continuing operations.
The following unaudited pro forma condensed consolidated statement of financial position as of June 30, 2019 is presented as if the BHGE sale transactions, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred at June 30, 2019.
The unaudited pro forma condensed consolidated statements of earnings (loss) for the six months ended June 30, 2019 and 2018 and each of the years ended December 31, 2018, 2017 and 2016 are presented as if the BHGE sale transactions had occurred on January 1, 2016. The estimated loss on sale in connection with the BHGE sale transactions is reflected in the unaudited pro forma condensed statement of financial position within retained earnings. The estimated loss on sale is not reflected in the unaudited pro forma condensed consolidated statements of earnings (loss) as there is no continuing impact of the sale on GE’s results. In addition, the unaudited pro forma condensed consolidated statement of earnings (loss) does not give effect to any gains or charges associated with historical changes in the fair value of our remaining investment in BHGE due to changes in the BHGE stock price and other factors.
In addition, as previously reported, on February 25, 2019, GE completed the spin-off and subsequent merger of its Transportation business with Wabtec, a U.S. rail equipment manufacturer, and GE has reported the historical results of Transportation in discontinued operations beginning with the first quarter of 2019. Accordingly, the unaudited pro forma condensed consolidated statements of earnings (loss) for the six months ended June 30, 2019 and 2018 already reflect the effects of Transportation’s historical results being reported in discontinued operations. For additional information, the unaudited pro forma condensed consolidated statements of earnings (loss) for the years ended December 31, 2018, 2017 and 2016 also include an additional column to present GE’s pro forma consolidated results from continuing operations assuming that the spin-off of GE Transportation had occurred on January 1, 2016.
The unaudited pro forma condensed consolidated financial information is subject to the assumptions and adjustments described in the accompanying notes. These assumptions and adjustments are based on information presently available. Actual adjustments may differ materially from the information presented. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GE for each period presented and in the opinion of GE management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.
These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had events reflected been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with GE’s audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2018, and Management’s Discussion and Analysis included in GE’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as GE’s unaudited consolidated financial statements and the notes thereto as of and for the six months ended June 30, 2019, and Management’s Discussion and Analysis included in GE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

(1)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
As of June 30, 2019 (in billions)	As Reported	BHGE Pro Forma Adjustments(f)		Pro Forma

Assets
Cash, cash equivalents and restricted cash	$32.0	$(0.1)	(a)	$31.9
Investment securities	39.4	9.3	(b)	48.7
Current receivables	20.2	(5.1)		15.0
Inventories	20.0	(4.8)		15.2
Property, plant and equipment – net	49.9	(6.2)		43.8
Goodwill	52.3	(24.7)		27.6
Other intangible assets – net	16.7	(5.5)		11.1
Contract and other deferred assets	19.2	(1.7)		17.5
All other assets	62.6	(4.2)	(c)	58.4
Total assets	$312.1	$(42.9)		$269.2

Liabilities and equity
Short-term borrowings	$15.6	$—		$15.6
Accounts payable, principally trade accounts	17.0	(2.3)		14.7
Progress collections and deferred income	20.9	(2.0)		18.9
Other GE current liabilities	16.7	(2.9)	(d)	13.8
Long-term borrowings	88.7	(6.3)		82.5
Insurance liabilities and insurance annuity benefits	38.1	—		38.1
Non-current compensation and benefits	32.7	(1.4)	(e)	31.3
All other liabilities	26.2	(2.0)		24.2
Total liabilities	256.0	(16.9)		239.1

Preferred stock	—	—		—
Common stock	0.7	—		0.7
Accumulated other comprehensive income (loss) – net attributable to GE	(12.9)	1.1	(g)	(11.8)
Other capital	34.3	—		34.3
Retained earnings	96.8	(7.8)	(g)	88.9
Less common stock held in treasury	(83.1)	—		(83.1)
Total GE shareowners’ equity	35.8	(6.8)		29.1
Noncontrolling interests	20.3	(19.2)		1.1
Total equity	56.1	(26.0)		30.2
Total liabilities and equity	$312.1	$(42.9)		$269.2

Amounts may not add due to rounding.

(2)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the six months ended June 30, 2019 (In billions; per-share amounts in dollars)	As Reported	BHGE Pro Forma Adjustments(h)		Pro Forma

Revenues
Sales of goods	$33.4	$(6.0)		$27.4
Sales of services	18.7	(4.5)		14.3
GE Capital revenues from services	4.0	—		4.0
Total revenues	56.1	(10.5)		45.6

Costs and expenses
Cost of goods sold	27.9	(5.3)		22.6
Cost of services sold	14.3	(3.3)		11.0
Selling, general and administrative expenses	8.3	(1.5)		6.8
Interest and other financial charges	2.1	(0.1)		2.0
Insurance losses and insurance annuity benefits	1.2	—		1.2
Goodwill impairment	0.7	—		0.7
Non-operating benefit costs	1.1	—		1.1
Other costs and expenses	0.2	—		0.2
Total costs and expenses	56.0	(10.2)		45.8

Other income	0.9	0.1		1.0
GE Capital earnings (loss) from continuing operations	—	—		—

Earnings (loss) from continuing operations before income taxes	1.0	(0.2)		0.8
Benefit (provision) for income taxes	(0.1)	0.1	(i)	—
Earnings (loss) from continuing operations	0.9	(0.1)		0.9
Less net earnings (loss) attributable to noncontrolling interests	—	—		—
Preferred stock dividends	(0.2)	—		(0.2)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$0.7	$—		$0.6

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.07			$0.07
Basic earnings (loss) per share	$0.08			$0.07

Average equivalent shares (in millions)
Diluted	8,730			8,730
Basic	8,716			8,716

Amounts may not add due to rounding.

(3)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the six months ended June 30, 2018 (In billions; per-share amounts in dollars)	As Reported	BHGE Pro Forma Adjustments(h)		Pro Forma

Revenues
Sales of goods	$34.1	$(5.8)		$28.4
Sales of services	19.0	(4.0)		15.0
GE Capital revenues from services	3.8	—		3.8
Total revenues	56.9	(9.8)		47.1

Costs and expenses
Cost of goods sold	28.2	(5.2)		23.0
Cost of services sold	14.4	(3.0)		11.4
Selling, general and administrative expenses	8.4	(1.5)		6.9
Interest and other financial charges	2.6	(0.1)		2.4
Insurance losses and insurance annuity benefits	1.3	—		1.3
Non-operating benefit costs	1.4	—		1.4
Other costs and expenses	0.2	—		0.2
Total costs and expenses	56.5	(9.9)		46.6

Other income	1.1	—		1.1
GE Capital earnings (loss) from continuing operations	—	—		—

Earnings (loss) from continuing operations before income taxes	1.5	0.1		1.6
Benefit (provision) for income taxes	(0.5)	—	(i)	(0.4)
Earnings (loss) from continuing operations	1.1	0.2		1.2
Less net earnings (loss) attributable to noncontrolling interests	(0.1)	0.1		—
Preferred stock dividends	(0.2)	—		(0.2)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$0.9	$0.1		$1.0

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.11			$0.12
Basic earnings (loss) per share	$0.11			$0.12

Average equivalent shares (in millions)
Diluted	8,694			8,694
Basic	8,686			8,686

Amounts may not add due to rounding.

(4)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2018 (In billions; per-share amounts in dollars)	As Reported	BHGE Pro Forma Adjustments(h)		Subtotal	Transportation Pro Forma Adjustments(h)		Pro Forma

Revenues
Sales of goods	$74.9	$(12.2)		$62.6	$(2.5)		$60.1
Sales of services	38.7	(8.5)		30.2	(1.4)		28.8
GE Capital revenues from services	8.1	—		8.1	—		8.1
Total revenues	121.6	(20.7)		100.9	(3.9)		97.0

Costs and expenses
Cost of goods sold	63.1	(10.9)		52.2	(2.0)		50.2
Cost of services sold	29.6	(6.2)		23.4	(0.8)		22.6
Selling, general and administrative expenses	18.1	(3.0)		15.1	(0.5)		14.6
Interest and other financial charges	5.1	(0.3)		4.8	—		4.8
Insurance losses and insurance annuity benefits	2.8	—		2.8	—		2.8
Goodwill impairments	22.1	—		22.1	—		22.1
Non-operating benefit costs	2.8	—		2.8	—		2.8
Other costs and expenses	0.5	—		0.4	—		0.4
Total costs and expenses	144.0	(20.3)		123.7	(3.4)		120.3

Other income	2.3	—		2.3	—		2.3
GE Capital earnings (loss) from continuing operations	—	—		—	—		—

Earnings (loss) from continuing operations before income taxes	(20.1)	(0.3)		(20.5)	(0.5)		(21.0)
Benefit (provision) for income taxes	(0.6)	0.4	(i)	(0.2)	0.1	(i)	(0.1)
Earnings (loss) from continuing operations	(20.7)	—		(20.7)	(0.4)		(21.1)
Less net earnings (loss) attributable to noncontrolling interests	(0.1)	—		(0.1)	—		(0.1)
Preferred stock dividends	(0.4)	—		(0.4)	—		(0.4)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$(21.1)	$—		$(21.1)	$(0.4)		$(21.5)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(2.43)						$(2.47)
Basic earnings (loss) per share	$(2.43)						$(2.47)

Average equivalent shares (in millions)
Diluted	8,691						8,691
Basic	8,691						8,691

Amounts may not add due to rounding.

(5)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2017 (In billions; per-share amounts in dollars)	As Reported	BHGE Pro Forma Adjustments(h)		Subtotal	Transportation Pro Forma Adjustments(h)		Pro Forma

Revenues
Sales of goods	$75.0	$(9.7)		$65.3	$(2.5)		$62.7
Sales of services	36.0	(5.4)		30.6	(1.4)		29.2
GE Capital revenues from services	7.3	0.1		7.3	—		7.3
Total revenues	118.2	(15.0)		103.3	(3.9)		99.3

Costs and expenses
Cost of goods sold	63.1	(8.5)		54.6	(2.1)		52.5
Cost of services sold	27.8	(3.8)		24.0	(0.9)		23.1
Selling, general and administrative expenses	17.6	(2.9)		14.6	(0.4)		14.2
Interest and other financial charges	4.9	(0.2)		4.7	—		4.7
Insurance losses and insurance annuity benefits	12.2	—		12.2	—		12.2
Goodwill impairments	2.6	—		2.6	—		2.6
Non-operating benefit costs	2.4	—		2.4	—		2.4
Other costs and expenses	1.1	—		1.1	—		1.1
Total costs and expenses	131.5	(15.4)		116.1	(3.5)		112.7

Other income	2.1	(0.1)		2.0	—		2.0
GE Capital earnings (loss) from continuing operations	—	—		—	—		—

Earnings (loss) from continuing operations before income taxes	(11.2)	0.3		(10.9)	(0.5)		(11.3)
Benefit (provision) for income taxes	2.6	0.1	(i)	2.7	0.1	(i)	2.8
Earnings (loss) from continuing operations	(8.5)	0.3		(8.2)	(0.3)		(8.5)
Less net earnings (loss) attributable to noncontrolling interests	(0.4)	0.1		(0.3)	—		(0.3)
Preferred stock dividends	(0.4)	—		(0.4)	—		(0.4)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$(8.6)	$0.2		$(8.4)	$(0.3)		$(8.7)

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(0.99)						$(1.00)
Basic earnings (loss) per share	$(0.99)						$(1.00)

Average equivalent shares (in millions)
Diluted	8,687						8,687
Basic	8,687						8,687

Amounts may not add due to rounding.

(6)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (LOSS)
For the year ended December 31, 2016 (In billions; per-share amounts in dollars)	As Reported	BHGE Pro Forma Adjustments(h)		Subtotal	Transportation Pro Forma Adjustments(h)		Pro Forma

Revenues
Sales of goods	$76.7	$(8.9)		$67.8	$(3.0)		$64.8
Sales of services	33.5	(2.7)		30.8	(1.6)		29.2
GE Capital revenues from services	9.3	—		9.3	—		9.3
Total revenues	119.5	(11.6)		107.9	(4.6)		103.3

Costs and expenses
Cost of goods sold	62.6	(7.4)		55.2	(2.4)		52.7
Cost of services sold	25.0	(1.4)		23.6	(0.9)		22.7
Selling, general and administrative expenses	17.8	(2.1)		15.7	(0.4)		15.2
Interest and other financial charges	5.0	(0.2)		4.9	—		4.8
Insurance losses and insurance annuity benefits	2.8	—		2.8	—		2.8
Non-operating benefit costs	2.4	—		2.4	—		2.3
Other costs and expenses	1.0	(0.1)		0.9	—		0.9
Total costs and expenses	116.6	(11.1)		105.4	(3.9)		101.6

Other income	4.1	0.1		4.2	—		4.2
GE Capital earnings (loss) from continuing operations	—	—		—	—		—

Earnings (loss) from continuing operations before income taxes	7.0	(0.3)		6.7	(0.7)		6.0
Benefit (provision) for income taxes	1.1	—	(i)	1.1	0.1	(i)	1.3
Earnings (loss) from continuing operations	8.2	(0.4)		7.8	(0.6)		7.2
Less net earnings (loss) attributable to noncontrolling interests	(0.3)	0.1		(0.2)	—		(0.2)
Preferred stock dividends	(0.7)	—		(0.7)	—		(0.7)
Net earnings (loss) from continuing operations attributable to GE common shareowners	$7.8	$(0.4)		$7.4	$(0.6)		$6.8

Per-share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.85						$0.74
Basic earnings (loss) per share	$0.86						$0.75

Average equivalent shares (in millions)
Diluted	9,130						9,130
Basic	9,025						9,025

Amounts may not add due to rounding.

(7)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following items resulted in adjustments in the unaudited pro forma condensed consolidated financial information:

a.	Adjustment represents cash consideration from sale of 13.4% interest in BHGE for $3.0 billion less elimination of $3.1 billion of cash attributable to BHGE.

b.
Adjustment represents $9.7 billion retained investment in BHGE, comprising our retained 36.8% equity interest of $8.9 billion (based on the opening share price on the date of the transaction of $23.53) and a promissory note receivable of $0.8 billion, less elimination of $0.3 billion of investments attributable to BHGE.

c.
Adjustment represents a reduction in deferred taxes of $0.8 billion as a result of the loss recognized on deconsolidation of BHGE plus the elimination of $3.3 billion of All other assets (inclusive of deferred taxes) attributable to BHGE.

d.
Adjustment represents a reduction in current tax liabilities of $1.5 billion as a result of the loss recognized on deconsolidation of BHGE plus the elimination of $1.4 billion of Other GE current liabilities (inclusive of current tax liabilities) attributable to BHGE.

e.	Adjustment represents a curtailment benefit on severance liability of $0.4 billion plus an elimination of non-current compensation and benefit liability of $1.0 billion attributable to BHGE.

f.	Adjustments represent the elimination of assets and liabilities attributable to BHGE.

g.	Adjustments reflect the pre-tax loss on deconsolidation of BHGE of $8.5 billion ($7.8 billion net of tax) calculated as follows:

(In billions)
Cash received (net of transaction costs)	$3.0
Fair Value of GE's retained investment in BHGE	9.7
Total consideration		$12.7

Less: GE's carrying value in BHGE	$20.1
Less: Release of accumulated other comprehensive loss	1.1
Total basis		21.2

Pro forma loss before income taxes		(8.5)
Benefit (provision) for income taxes		0.7
Pro forma net loss on deconsolidation of BHGE		$(7.8)
Amounts may not add due to rounding.

The pro forma net loss of $7.8 billion is reflected as an adjustment to retained earnings. This amount is based on historical information as of June 30, 2019 for GE’s carrying value in BHGE and the related amount of accumulated other comprehensive loss. The actual net loss will be based on GE's carrying value in BHGE as of September 16, 2019 and may differ materially from the information presented.

h.	Adjustments reflect the elimination of revenues and costs and expenses of BHGE and Transportation.

i.	Adjustment reflects the estimated income tax effect of the pro forma adjustments.

(8)